Exhibit 10.18.1

February 11, 2015

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

Attention: Gary B. Humphreys

4413 Carey Street

Fort Worth, Texas 76119

Re:	First Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement (the “Loan Agreement”) dated June 15, 2014, among MAALT, L.P., a Texas limited partnership, and GHMR OPERATIONS, L.L.C., a Texas limited liability company (collectively “Borrowers”); DENETZ LOGISTICS, L.L.C., a Texas limited liability company, GARY B. HUMPHREYS, MARTIN W. ROBERTSON, and the Trust Guarantors (as defined below) (collectively “Guarantors”); and PLAINSCAPITAL BANK (“Lender”). Capitalized terms below have the meanings assigned in the Loan Agreement.

1. Term Loan. Borrowers have requested an extension of the draw period under the Term Loan and modification of the payments on the Term Note, and Lender has agreed on the terms set forth in this Amendment. Subsection (a) of Section 1 of the Loan Agreement is hereby amended to read as follows:

“(a) Subject to the terms and conditions set forth in the Loan Agreement and the other agreements, instruments, and documents executed and delivered in connection with the Loan Agreement (collectively the “Loan Documents”), Lender agrees to make a multiple advance and term loan in the maximum aggregate principal amount of $13,826,834.00 to Borrowers (the “Term Loan”) on the terms set forth in the Restated Term Promissory Note attached as Exhibit A to this Amendment (the “Term Note”), for the purpose of refinancing existing indebtedness owed by MAALT, L.P. (“MAALT”) to Lender and for financing the construction of a sand storage and transloading facility situated in Dilley, Frio County, Texas (the “Facility”). Subject to the terms and conditions of the Loan Agreement, Borrowers may request one or more advances on or before June 15, 2015 (the “Termination Date”), in an aggregate amount

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

not to exceed the lesser of (i) eighty percent (80%) of Borrower’s aggregate cost incurred in connection with the construction of the Facility in accordance with the Approved Budget (as defined below), or (ii) $13,826,834.00. The unpaid principal balance of the Term Note shall bear interest from the date advanced until paid or until Event of Default (as defined below) or maturity at a fixed rate in the initial percentage equal to five percent (5.0%) per annum. The rate will adjust as of June 15, 2019 (the “Adjustment Date”), to a fixed rate equal to the sum of the rate of interest per annum established as of the Adjustment Date by The Wall Street Journal as the “prime rate” on corporate loans for large U.S. commercial banks, as published in the Money Rates section of The Wall Street Journal, plus one percent (1.0%), provided, however, that the fixed rate as of the Adjustment Date shall not be less than a floor rate of five percent (5.0%) per annum or higher than a ceiling rate of seven percent (7.0%) per annum; and thereafter, the unpaid principal balance of the Term Note shall bear interest from the Adjustment Date until paid or until Event of Default or maturity at such fixed rate per annum. The Term Loan is payable on the terms set forth in the Term Note.”

2. Revolving Loan. (a) The Loan Agreement is amended to add a new Section 1A that reads as follows:

“1A. Revolving Loan. (a) Subject to the terms and conditions set forth in the Loan Agreement and the other Loan Documents, Lender agrees to make a revolving loan to MAALT in the maximum principal amount of $2,000,000.00 (the “Revolving Loan”) on the terms set forth in the promissory note attached as Exhibit E to this Amendment (the “Revolving Note”), for the purposes set forth below. Subject to the terms and conditions of the Loan Agreement, MAALT may borrow, repay, and reborrow on a revolving basis from time to time during the period commencing on the date hereof and continuing through 11:00 a.m. (Fort Worth, Texas time) on July 15, 2015 (the “Termination Date”), such amounts as MAALT may request under the Revolving Loan; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) the aggregate sums permitted under the Borrowing Base (as defined below), or (ii) $2,000,000.00. All sums advanced under the Revolving Loan, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Termination Date.

(b) Advances on the Revolving Loan may be used only for the purposes of financing MAALT’s accounts receivable and MAALT’s working capital. MAALT shall give notice to Lender of any requested advance on the Revolving Loan, in the form of the Request for Borrowing attached as Exhibit F, not later than 10:00 a.m. (Fort Worth, Texas time) on the date of the requested advance. The request for an advance may be given telephonically if promptly confirmed in writing by delivery of Request for Borrowing. Notwithstanding any provision of this Loan Agreement or the Revolving Note to the contrary, none of the proceeds of the Revolving Loan, nor any Letter of Credit issued hereunder, will be used, directly or indirectly, for the purpose, whether immediate, incidental, or ultimate, of purchasing or carrying any “margin stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

(c) The unpaid principal balance of the Revolving Note shall bear interest from the date advanced until paid or until Event of Default or the Termination Date at a fluctuating rate equal to the Prime Rate (as defined in the Revolving Note); provided, however, that the interest rate payable on the Revolving Note shall never fall below a floor rate of four percent (4.0%) per annum.

(d) At the request of Borrower, Lender may from time to time issue one or more letters of credit for the account of Borrower or any affiliates (the “Letters of Credit”); provided, however, that Lender shall not be obligated to issue a Letter of Credit if: (i) the conditions set forth in Subsection (b) of Section 4 of the Loan Agreement are not met, (ii) the form of the Letter of Credit is not acceptable to Lender, (iii) issuance of the Letter of Credit will not comply with the purposes and provisions of Subsection (b) of Section 1A of the Loan Agreement, or (iv) the aggregate undrawn amount of all outstanding Letters of Credit (the “Letter of Credit Exposure”) will exceed $500,000.00. Borrower’s availability on the Revolving Loan will be reduced by the Letter of Credit Exposure. Any fundings under any Letters of Credit will be treated as an advance on the Revolving Loan and will be secured by the Security Documents. All Letters of Credit shall be for a term of up to one year but shall expire not later than five days prior to the Termination Date, unless adequately secured by cash collateral held by Lender. Borrower will sign and deliver Lender’s customary forms for the issuance of Letters of Credit and will pay to Lender a Letter of Credit fee equal to the greater of (i) one percent (1.0%) per annum, calculated on the aggregated stated amount of each Letter of Credit for the stated duration thereof (computed on the basis of actual days elapsed as if each year consisted of 360 days), or (ii) $500.00, due upon issuance. Any renewal or extension of a Letter of Credit will be treated as a new issuance for the purpose of the Letter of Credit fees.

(e) The Term Loan, the Revolving Loan, all other loans now or hereafter made by Lender to Borrowers, or either of them, and any renewals or extensions of or substitutions for those loans, will be referred to collectively as the “Loans.” The Term Note, the Revolving Note, all other promissory notes now or hereafter payable by Borrowers, or either of them, to Lender, and any renewals or extensions of or substitutions for those notes, will be referred to collectively as the “Notes.”

(b) Subsection (d) of Section 1 of the Loan Agreement is hereby deleted in its entirety.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

3. Collateral. The first sentence of Subsection (a) of Section 2 of the Loan Agreement is amended to read as follows:

“Payment of the Notes (including the Term Note and the Revolving Note), all other obligations, fees, and expenses due pursuant to this Loan Agreement or the other Loan Documents, all obligations, fees, and expenses with respect to treasury and cash management services, and all other secured indebtedness under the Security Documents (collectively the “Secured Obligations”) will be secured by the first liens and first security interests created or described in the following (collectively the “Security Documents”): (i) Security Agreements (the “Security Agreements”) dated June 15, 2014, executed by Borrowers, respectively, in favor of Lender, and covering the property, plant, and equipment now or hereafter used or useful in the Facility, including, without limitation, sand silos, bucket elevator, railroad tract, pits, and transloading equipment, as well as substantially all other personal property of Borrowers (the “Collateral”); (ii) a Restated Assignment of Deposit Account (the “Assignment of Deposit Account”) dated September     , 2014, executed by Gary B. Humphreys in favor of Lender, and covering certificates of deposit maintained with Lender, in an aggregate amount not less than $3,666,000.00, which is equal to Borrowers’ required equity contribution on the capital improvements contemplated under the Term Loan; provided, however, that the Assignment of Deposit Account shall be released by Lender, upon the following conditions: (x) Borrowers shall have completed the improvements contemplated under the Term Loan in substantial compliance with the Approved Plans and the Approved Budget, (y) Borrowers shall have operated the Facility for not less than twelve (12) consecutive months, and (z) as of the delivery of the compliance certificate for the period ending June 30, 2015, there is no existing Event of Default; (iii) a Collateral Assignment of Transloading and Storage Services (the “Collateral Assignment”) dated June 15, 2014, executed by MAALT in favor of Lender, and covering the Transloading and Storage Services Agreement dated effective June 9, 2014, between Lonestar Prospects, Ltd. and MAALT (the “Transloading Agreement”); and (iv) any other security documents now or hereafter executed in connection with the Secured Obligations.”

4. Guaranties. (a) Subparagraph (ii) of Subsection (b) of Section 2 of the Loan Agreement is amended to read as follows:

“(ii) Restated Limited Guaranties dated February 11, 2015, executed by GARY B. HUMPHREYS and MARTIN W. ROBERTSON, respectively, in favor of Lender, provided, however, that the several liability of each of Gary B. Humphreys and Martin W. Robertson with respect to the Term Note and all other Secured Obligations shall be limited to fifty percent (50.0%) of the unpaid principal and accrued, unpaid interest and fees under the Term Note as of the Determination Date (as defined in their Guaranties), plus fifty percent (50.0%) of the interest and fees under the Term Note accruing after the Determination Date, but before such Guarantor has satisfied his liability under his Guaranty, plus fifty percent (50.0%) of the unpaid principal and

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

accrued, unpaid interest and fees under the Revolving Note as of the Determination Date, plus fifty percent (50.0%) of the interest and fees under the Revolving Note accruing after the Determination Date, but before such Guarantor has satisfied his liability under his Guaranty, plus all attorneys fees and collection costs for enforcement of the Guaranty against Guarantor; and”

(b) Subsection (b) of Section 2 of the Loan Agreement is amended to add a new Subparagraph (iv) that reads as follows:

“(iv) Unlimited Guaranties (collectively the “Company Guaranties”) dated February 11, 2015, executed by the following additional company guarantors, respectively, in favor of Lender:

(A) FUTURE NEW DEAL, LTD., a Texas limited partnership; and

(B) M & J PARTNERSHIP, LTD., a Texas limited partnership.”

5. Borrowing Base. Section 3 of the Loan Agreement is hereby amended to read as follows:

“3. Borrowing Base. If at any time the sum of the following (the “Aggregate Exposure”): (i) the aggregate outstanding principal balance of the Revolving Loan at such time, plus (ii) the Letter of Credit Exposure, exceeds an amount equal to the Borrowing Base, MAALT agrees to immediately repay to Lender such excess amount, plus all accrued but unpaid interest thereon. As used herein, the following terms have the meanings assigned below:

(a) “Borrowing Base” means an amount equal to eighty percent (80%) of the MAALT’s Eligible Accounts.

(b) “Eligible Accounts” means at any time, an amount equal to the aggregate net invoice or ledger amount owing on all trade accounts receivable of MAALT for goods sold or leased or services rendered in the ordinary course of business, in which Lender has a perfected, first priority security interest, after deducting (without duplication): (i) each account that is unpaid one hundred twenty (120) days or more after the original invoice date, (ii) the amount of all discounts, allowances, rebates, credits, and adjustments to such accounts, (iii) the amount of all contra accounts, setoffs, defenses, or counterclaims asserted by or available to the account debtors, (iv) all accounts with respect to which goods are placed on consignment or subject to a guaranteed sale or other terms under which payment by the account debtor may be conditional, (v) the amount billed for or representing retainage, if any, until all prerequisites to the immediate payment of retainage have been satisfied, (vi) all accounts

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

owing by account debtors for which there has been instituted a proceeding under any Debtor Relief Laws (as defined below), (vii) all accounts owing by any officer, employee, agent, or affiliate of Borrowers, (viii) all accounts due MAALT by any account debtor whose domicile, residence, or principal place of business is located outside the United States of America, (ix) accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, any state of the United States, or any city, town, municipality, or division thereof, except to the extent an acknowledgment of assignment to Lender of such account in compliance with the Federal Assignment of Claims Act and other applicable law has been received by Lender, (x) all accounts subject to any provision prohibiting assignment or requiring notice of or consent to such assignment, (xi) that portion of all account balances owing by any single account debtor which exceeds twenty-five percent (25%) of the aggregate of all accounts otherwise deemed eligible hereunder which are owing to MAALT by all account debtors, (xii) all accounts due from an account debtor when ten percent (10%) or more of the total amount due to MAALT from that debtor is ineligible under one or more of these subsections of this definition, and (xiii) any other accounts deemed unacceptable by Lender in its sole and absolute discretion.”

6. Conditions Precedent. Subsection (b) of Section 4 of the Loan Agreement is hereby amended to read as follows:

“(b) Lender will not be obligated to make the Loans or any subsequent advance on the Loans, or issue a Letter of Credit, if, prior to the time that a loan or advance is made or the Letter of Credit is issued, (i) there has been any Material Adverse Change, (ii) any representation or warranty made by Borrowers in this Loan Agreement or the other Loan Documents is untrue or incorrect in any material respect as of the date of the advance or loan, (iii) Lender has not received all Loan Documents appropriately executed by Borrowers, Guarantors, and all other proper parties, (iv) Lender has requested that Borrowers or Guarantors execute additional loan or security documents and those documents have not yet been properly executed, delivered, and recorded, (v) Borrowers are not in compliance with all reporting requirements, or (vi) an Event of Default (as defined below) has occurred and is continuing.”

7. Organizational Chart. Subparagraph (7) of Subsection (a) of Section 5 of the Loan Agreement is hereby amended to read as follows:

“(7) Borrowers certify that Schedule 1 sets forth a true and correct organizational chart and list of the ownership of Borrowers and all Subsidiaries owned by Borrowers indicating the ownership in each. As used in this Loan Agreement, “Subsidiaries” shall mean entities for which Borrowers own, directly or indirectly, interests having more than fifty-one percent (51%) of the outstanding ownership or fifty-one percent (51%) of the ordinary voting power for the election of directors or managers of such entity.”

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

8. Existing Debts and Liens. (a) Clause (iii) of Subparagraph (8) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(iii) the existing indebtedness disclosed in Schedule 2 attached to this Amendment, . . . .”

(b) Clause (ii) of Subparagraph (9) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(ii) those existing and disclosed to Lender in Schedule 2 attached to this Amendment; . . . .”

9. Notice. Section 13 of the Loan Agreement is amended to change the address for notice to Lender to the following:

Lender:	PLAINSCAPITAL BANK
Attention: Keeton Moore
801 Houston Street
Fort Worth, Texas 76102
Fax Number (877) 379-6244
E-mail: lcmooreAplainscapital.com
With a copy to counsel for Lender:	Paul D. Bradford
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 1800
Fort Worth, Texas 76102-5341
Fax Number (817) 332-6121
E-mail: pbradfordAhfblaw.com

10. Conditions Precedent. The obligation of Lender to enter into this Amendment and make the initial advance on the Revolving Loan is subject to Borrower’s satisfaction, in Lender’s sole discretion, of the following conditions precedent:

(a) Borrower shall be in compliance in all material respects with the conditions set forth in Subsection (a) of Section 4 of the Loan Agreement as of the date of this Amendment, and all representations and warranties set forth in Section 5 of the Loan Agreement must be true in all material respects as of the date of this Amendment.

(b) the negotiation, execution, and delivery of Loan Documents in Proper Form, including, but not limited to, the following:

(i)	this Amendment;

(ii)	the Term Note and the Revolving Note;

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

(iii)	Restated Limited Guaranties and the Company Guaranties;

(iv)	Ratification of Guaranties signed by General Partner and the Trusts;

(v)	a Borrowing Resolution; and

(vi)	Guarantor Resolutions for the Company Guarantors.

(c) a Material Adverse Change shall not have occurred.

11. Confirmations. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes (including the Term Note and the Revolving Note), the Loans (including the Term Loan and the Revolving Loan), and all other Secured Obligations.

(b) In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guarantee payment of the Notes (including the Term Note and the Revolving Note), the Loans (including the Term Loan and the Revolving Loan), and all other Secured Obligations.

(c) Borrowers hereby represents to Lender that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct in all material respects as of the date of execution of this Amendment; and that Borrower is in compliance in all material respects as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement, all financial covenants set forth in Section 7 of the Loan Agreement, and all reporting requirements set forth in Section 8 of the Loan Agreement.

12. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers and Guarantors acknowledge that the Loan Agreement, the Notes, the Security Documents, the Guaranties, and the other Loan Documents are valid, subsisting, and binding upon Borrowers and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers and Guarantors ratify the Loan Agreement, as amended.

13. Federal Small Business Certification. Each of the Borrowers represents, warrants, and certifies, that none of the principals of any of the Borrowers or Borrowers’ affiliates have been convicted of, or pleaded nolo contendere to, any offense covered by 42 U.S.C. §16911(7). For purposes of this subsection, the term “principal” means: (a) with respect to a sole proprietorship, the proprietor; (b) with respect to a partnership, each managing partner and each partner who is a natural person and holds a twenty percent (20.00%) or more ownership interest in the partnership; and (c) with respect to a corporation, limited liability company, association or development company, each director, each of the five most highly compensated executives or officers of the entity, and each natural person who is a direct or indirect holder of twenty percent (20.00%) or more of the ownership stock or stock equivalent of the entity.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

14. Regulation B — Notice of Joint Intent. Federal Regulation B (Equal Credit Opportunity Act) requires Lender to obtain evidence of Borrowers’ intention to apply for joint credit. Borrowers’ and Guarantors’ signatures below shall evidence such intent. Borrowers’ and Guarantors’ intent shall apply to future related extensions of joint credit and joint guaranty.

15. Counterparts. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrowers and filing counterparts. At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrowers and Guarantors in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrowers and Guarantors agree that the faxed and scanned signatures are binding upon Borrowers and Guarantors, and Borrowers and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrowers or Guarantors fail to promptly deliver all required original signatures.

16. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

17. Final Agreement. (a) In connection with the Loans, Borrowers, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b) It is the intention of Borrowers, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.

Yours very truly,

PLAINSCAPITAL BANK

By:	/s/ Keeton Moore
Keeton Moore, Senior Vice President

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

Accepted and agreed to

this      day of February, 2015:

BORROWERS:

MAALT, L.P.,

a Texas limited partnership

By:	Denetz Logistics, L.L.C.,
a Texas limited liability company, its general partner

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

GHMR OPERATIONS, L.L.C.,

a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

February 11, 2015

GUARANTORS:

DENETZ LOGISTICS, L.L.C.,

a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager
/s/ Gary B. Humphreys
GARY B. HUMPHREYS

/s/ Martin W. Robertson
MARTIN W. ROBERTSON

Exhibits and Schedules

Exhibit A - Term Note

Exhibit E - Revolving Note

Exhibit F - Request for Borrowing

Schedule 1 - Organizational Chart

Schedule 2 - Existing Debts and Liens